UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Exchange Act of 1934 (Amendment No. )

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UniFirst Corporation

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UNIFIRST CORPORATION

68 Jonspin Road

Wilmington, Massachusetts 01887

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On Tuesday, January 9, 2007

The Annual Meeting of the Shareholders of UniFirst Corporation (the “Company” or “UniFirst”) will be held at the Conference Center of Goodwin Procter LLP, located on the second floor at Exchange Place, Boston, Massachusetts 02109-2881 on Tuesday, January 9, 2007 at 10:00 A.M. for the following purposes:

1.	To elect three Class III Directors, each to serve for a term of three years;

2.	To approve an amendment to the Company's 1996 Stock Incentive Plan (the "Plan"), which serves to authorize the issuance of an additional 350,000 shares of Common Stock under the Plan;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 25, 2007; and

4.	To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

By Order of the Board of Directors, RAYMOND C. ZEMLIN, Secretary

December 4, 2006

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. YOUR PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO ITS USE.

UNIFIRST CORPORATION

68 Jonspin Road

Wilmington, Massachusetts 01887

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

to be held on January 9, 2007

at 10:00 A.M. at the Conference Center of Goodwin Procter LLP,

located on the second floor at Exchange Place,

Boston, Massachusetts 02109-2881

General Information

The enclosed proxy is being solicited on behalf of the Board of Directors of UniFirst Corporation (the “Company” or “UniFirst”) for use at the 2007 Annual Meeting of Shareholders to be held on Tuesday, January 9, 2007 (the “Annual Meeting”) and at any adjournment thereof. This Proxy Statement, the enclosed proxy and the Company’s 2006 Annual Report to Shareholders are being mailed to shareholders on or about December 4, 2006. Any shareholder signing and returning the enclosed proxy has the power to revoke it by giving notice of its revocation to the Company in writing or in the open meeting before any vote with respect to the matters set forth therein is taken. The shares represented by the enclosed proxy will be voted as specified therein if said proxy is properly signed and received by the Company prior to the time of the Annual Meeting and is not properly revoked. The expense of this proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, the Directors, officers and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company may also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses in connection therewith.

The Board of Directors has fixed the close of business on November 17, 2006 as the “Record Date” for the determination of the shareholders entitled to notice of, and to vote at, this Annual Meeting and any adjournments thereof. As of the close of business on that date, there were outstanding and entitled to vote 14,306,974 shares of common stock, par value $0.10 per share (“Common Stock”), and 4,940,849 shares of Class B common stock, par value $0.10 per share (“Class B Common Stock”). Transferees after such date will not be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote per share. Each share of Class B Common Stock is entitled to ten votes per share. All actions submitted to a vote of shareholders are voted on by holders of Common Stock and Class B Common Stock voting together as a single class, except for the election of certain Directors and for the approval of matters requiring class votes under the Business Corporation Act of The Commonwealth of Massachusetts.

As more fully described in this Proxy Statement, the purposes of the Annual Meeting are (1) to elect three Class III Directors, each to serve for a term of three years; (2) to approve an amendment to the Plan, which serves to authorize an additional 350,000 shares of Common Stock under the Plan; (3) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 25, 2007; and (iv) to consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment thereof. With respect to the election of three Class III Directors, a plurality of the votes cast by holders of shares of Common Stock, voting separately as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is necessary to elect Phillip L. Cohen. A plurality of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is necessary to elect Cynthia Croatti and Michael Iandoli. With respect to the approval of the amendment to the Plan, the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm, and each other matter expected to be voted upon at the Annual Meeting, the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock and Class B Common Stock, voting as a single class, represented and entitled to vote at the Annual Meeting is necessary for approval.

Consistent with applicable law, the Company intends to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of Directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes, and no impact on the proposal for approval of each other matter expected to be voted on at the Annual Meeting.

1. ELECTION OF DIRECTORS

The Board of Directors of the Company is currently composed of eight members, divided into three classes of three, three and two directors, respectively. One class is elected each year at the annual meeting of shareholders. The Directors in each class serve for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each annual meeting of shareholders.

At the Annual Meeting, three Class III Directors will be elected to serve until the 2010 annual meeting and until their successors are duly elected and qualified. One of the independent members of the Board of Directors, Lawrence R. Pugh, has informed the Company that he intends to retire as a Director as of the Annual Meeting. As a result of such retirement, the Board of Directors nominated Michael Iandoli to serve as a Class III Director. The Board of Directors also has nominated Phillip L. Cohen and Cynthia Croatti to serve as Class III Directors (collectively, the “Nominees”).

Unless otherwise instructed, the persons named in the proxy will vote the shares to which the proxy relates “FOR” the election of the Nominees to the Board of Directors. While the Company has no reason to believe that any of the Nominees will be unable to serve as a Director, in the event any of the Nominees should become unavailable to serve at the time of the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy for such other person or persons as they may in their discretion select.

The Board of Directors recommends that you vote “FOR” the election of Phillip L. Cohen, Cynthia Croatti and Michael Iandoli as Class III Directors.

Information Regarding Nominees and Directors

The following table sets forth certain information with respect to the three Nominees for election as Directors at the Annual Meeting and those continuing Directors of the Company whose terms expire at the annual meetings of shareholders in 2008 and 2009, based on information furnished to the Company by each Director.

Class III Nominees for Election at 2007 Annual Meeting -- Term Expires in 2010	Age	Director Since
Cynthia Croatti(2)	51	1995
Ms. Croatti joined the Company in 1980. She has served as Director since 1995, Treasurer since 1982 and Executive Vice President since 2001. In addition, she has primary responsibility for overseeing the human resources and purchasing functions of the Company.
Phillip L. Cohen(1)	75	2000
Mr. Cohen has served as Director of the Company since 2000. He is a certified public accountant and was a partner with an international public accounting firm from 1965 until his retirement in 1994 and has been a financial consultant since that date. He is a
Director emeritus and former Treasurer of the Greater Boston Convention and Visitors
Bureau and a Director of Kazmaier Associates, Inc. and S/R Industries, Inc.
Michael Iandoli	61	N/A
Mr. Iandoli is a new nominee to the Board of Directors. He served for over 30 years as a senior executive and President of TAC Worldwide Companies, a contract labor firm serving the automotive and high-tech industries. He is a Vice President of the Executive Committee at
the Larz Anderson Auto Museum.

Class II Continuing Directors -- Term Expires in 2008	Age	Director Since
Ronald D. Croatti(2)	63	1982
Mr. Croatti joined the Company in 1965. He became Director of the Company in 1982,
Vice Chairman of the Board in 1986 and has served as Chief Executive Officer since
1991. He has also served as President since 1995 and Chairman of the Board since
2002. Mr. Croatti has overall responsibility for the management of the Company.
Donald J. Evans	80	1973
Mr. Evans has served as Director of the Company since 1973. He served as General
Counsel and First Deputy Commissioner, Massachusetts Department of Revenue, from 1996 to 2003. Prior to that time, Mr. Evans was a senior partner in the law firm of Goodwin
Procter LLP, the Company's general counsel. Mr. Evans is a Trustee of the
Massachusetts Eye and Ear Infirmary.

Class I Continuing Directors -- Term Expires in 2009	Age	Director Since
Albert Cohen(1)	79	1989
Mr. Cohen has served as Director of the Company since 1989. He has been President of ALC
Corp., a consultancy, since 1998. Prior to that time, Mr. Cohen was Chairman of the
Board and Chief Executive Officer of Electronic Space Systems Corporation, a manufacturer of aerospace ground equipment. Mr. Cohen is the founder of the Essco-MGH Breast Cancer
Research Fund.
Anthony F. DiFillippo(2)	79	2002
Mr. DiFillippo was the President of UniFirst until he retired in 1995 and, since 1995, he has served as a consultant to UniFirst. He became a Director in 2002.
Robert F. Collings	68	2005
Mr. Collings has served as a Director of the Company since July 2005. He was a founder and President of Data Terminal Systems, Inc., a provider of electronic cash register/retail
Business control systems, from 1970 to 1981 and the founder and President of Resource Dynamics,
Inc., a company that offered a facilities planning and management system, from 1981 until its sale in 1984. He is currently the Principal of The Collings Foundation, which he founded in 1979, a member of the President’s Council of Massachusetts General Hospital and on the Board
of Advisors of New Boston Real Estate.

(1)	The Company has designated Messrs. A. Cohen and P. Cohen as the Directors to be elected by the holders of Common Stock voting separately as a single class.

(2)

Ronald D. Croatti and Cynthia Croatti are siblings and Anthony F. DiFillippo is Cynthia Croatti’s uncle. Anthony F. DiFillippo is the father of David A. DiFillippo, an executive officer of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Officers, Directors and greater than 10% shareholders are required to file with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), reports of ownership and changes in ownership. Such reports are filed on Form 3, Form 4 and Form 5 under the Exchange Act, as appropriate. Officers, Directors and greater than 10% shareholders are required by Exchange Act regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company or written representations that no such reports were required during the 2006 fiscal year, the Company believes that, during the 2006 fiscal year, all officers, Directors and greater than 10% shareholders complied with the applicable Section 16(a) filing requirements except that The Croatti Family Limited Partnership inadvertently filed eight late Form 4s with respect to eleven transactions, Ms. Croatti inadvertently filed one late Form 4 with respect to two transactions and Trilogy Investment Partners, LLC inadvertently filed one late Form 4 with respect to one transaction.

Meetings of the Board of Directors and Its Committees

Board of Directors. The Company’s Board of Directors is divided into three classes, and the members of each class serve for staggered three-year terms. The Board is currently composed of three Class I Directors (Messrs. A. Cohen, DiFillippo and Collings), three Class II Directors (Messrs. Croatti, Evans and Pugh) and two Class III Directors (Ms. Croatti and Mr. P. Cohen). The two Class III Directors and Mr. Iandoli are up for election as Class III Directors at the Annual Meeting. The terms of the continuing Class I and II Directors will expire upon the election and qualification of Directors at the annual meeting of shareholders in 2009 and 2008, respectively. At each annual meeting of shareholders, Directors generally will be re-elected or elected for a full term of three years to succeed those Directors whose terms are expiring. The Board of Directors held seven meetings during the Company’s 2006 fiscal year.

Audit Committee. During the 2006 fiscal year, the Audit Committee consisted of Messrs. P. Cohen (Chairman), Evans and Pugh. The Audit Committee met on ten occasions during fiscal 2006. The Audit Committee is responsible for assisting the Board of Directors in its oversight of (1) the integrity of the Company’s financial statements and reporting process, (2) the qualifications, independence and performance of the Company’s independent registered public accounting firm, (3) the performance of the Company’s internal audit function, and (4) the Company’s compliance with legal and regulatory requirements. The Board of Directors and the Audit Committee adopted a written Audit Committee Charter in 2000, which they revised in 2001, 2003 and 2005. The amended and restated Audit Committee Charter is available on the Company’s website at www.unifirst.com and will be sent in paper form to any shareholder who submits a request to the Company’s Corporate Secretary at the address listed on page 1. The Board of Directors has determined that each of the members of the Audit Committee is “independent” under the rules of the New York Stock Exchange and the SEC. The Board of Directors has determined that Phillip L. Cohen is an “audit committee financial expert” under the Securities Exchange Act of 1934, as amended. The Board of Directors and the Audit Committee have adopted a Statement of Corporate Policy and Code of Business Conduct, which is available on the Company’s website at www.unifirst.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1.

Compensation Committee. During the 2006 fiscal year, the Compensation Committee consisted of Messrs. A. Cohen (Chairman), P. Cohen and Pugh and met on three occasions. The Compensation Committee is responsible for reviewing and approving the Company’s executive compensation program, recommending awards under the Company’s equity compensation plans and establishing the compensation for the Company’s Chief Executive Officer. The Board of Directors and the Compensation Committee have adopted a written Compensation Committee Charter, which is available on the Company’s website at www.unifirst.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1.

Nominating and Corporate Governance Committee. During the 2006 fiscal year, the Nominating and Corporate Governance Committee consisted of Messrs. Evans (Chairman), A. Cohen and Collings. The Nominating and Corporate Governance Committee met two times in fiscal 2006. The Nominating and Corporate Governance Committee reviews and evaluates potential nominees for election or appointment to the Board of Directors and recommends such nominees to the full Board of Directors. The Board of Directors and the Nominating and Corporate Governance Committee have adopted a written Nominating and Corporate Governance Committee Charter, which they revised in 2005. The amended and restated Nominating and Corporate Governance Committee Charter is available on the Company’s website at www.unifirst.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is “independent” under the rules of the New York Stock Exchange and the SEC. The Nominating and Corporate Governance Committee’s policy is to review and consider all Director candidates recommended by any of the Company’s Directors or stockholders. Such review and consideration is to proceed in accordance with the Company’s By-laws, Corporate Governance Guidelines and Policy Regarding New Director Nominations. See “Other Matters — Shareholder Proposals” for a summary of these requirements. The Nominating and Corporate Governance Committee is also responsible for developing and recommending to the Board of Directors a set of Corporate Governance Guidelines applicable to the Company and periodically reviewing such guidelines and recommending any changes to those guidelines to the Board of Directors. The Board of Directors and the Nominating and Corporate Governance Committee revised the Corporate Governance Guidelines in 2005. The revised Corporate Governance Guidelines are available on the Company’s website at www.unifirst.com and will be sent in paper form to any shareholder who submits a request to the Company’s Corporate Secretary at the address listed on page 1. In addition, the Nominating and Corporate Governance Committee maintains a Policy Regarding New Director Nominations, which is available on the Company’s website at www.unifirst.com. Since this policy was adopted, there have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors.

Each continuing Director attended at least 75% of all of the meetings of the Board of Directors and of the committees of which the Director was a member held during the last fiscal year. Our Annual Meeting of shareholders is generally held to coincide with one of the Board’s regularly scheduled meetings. Directors are strongly encouraged to attend the Annual Meeting. Each of the Directors attended the 2006 Annual Meeting of shareholders.

Please note that information contained in our website is not incorporated by reference in, or considered to be a part of, this proxy statement.

Independence of Board Members

The Board of Directors has determined that each of Messrs. A. Cohen, P. Cohen, Collings, Evans and Pugh is an “independent director” in accordance with the corporate governance rules of the New York Stock Exchange as a result of having no material relationship with the Company other than (1) serving as a Director and a Board Committee member, (2) receiving related fees as disclosed in this document and (3) having beneficial ownership of UniFirst securities as disclosed in the section of this document entitled “Security Ownership of Management and Principal Shareholders.”

Meetings of Independent and Non-management Directors

Independent and non-management Directors of the Company regularly meet in executive sessions outside the presence of management. The presiding Director for these meetings is Mr. Evans. Any interested party or shareholder who wishes to make their concerns known to the independent and non-management Directors may avail themselves of the same procedures provided below under “Communication with the Board of Directors”. The Company’s Audit Committee Complaint Procedure is available on the Company’s website at www.unifirst.com.

Communication with the Board of Directors

Any interested party or shareholder who wishes to communicate with any of our Directors or the Board of Directors as a group, may do so by writing to the Board of Directors, or such individual Director(s) c/o Chief Financial Officer, UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887. We recommend that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Chief Financial Officer will be forwarded by him promptly to the appropriate addressee(s).

Security Ownership of Management and Principal Shareholders

The following table sets forth as of November 17, 2006 certain information concerning shares of Common Stock and Class B Common Stock beneficially owned by (i) each Director and Nominee, (ii) each of the executive officers of the Company named in the Summary Compensation Table, and (iii) all executive officers and Directors as a group, in each case based solely on information furnished by such individuals. Except as otherwise specified, the named beneficial owner has sole voting and investment power. The information in the table reflects shares outstanding of each class of common stock on November 17, 2006.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of All Outstanding Shares(1)	Percentage of Voting Power(1)
Ronald D. Croatti(2)(3)	849,828	4.4%	13.2%
Cynthia Croatti(3)(4)	3,400	*	*
Bruce P. Boynton(3)(5)	275	*	*
John B. Bartlett(3)(5)	11,900	*	*
Dennis G. Assad(3)(5)	3,300	*	*
Donald J. Evans(3)(5)	3,900	*	*
Albert Cohen(3)(5)	3,500	*	*
Phillip L. Cohen(3)(5)	2,500	*	*
Anthony F. DiFillippo(3)(5)(6)	52,500	*	*
Lawrence R. Pugh(3)(5)	2,000	*	*
Robert F. Collings(3)(5)	1,000	*	*
All Directors and executive officers as a group(3)(12 persons)	940,149	4.9%	13.4%

* Less than 1%.

(1)

The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of November 17, 2006, a total of 19,247,823 shares of common stock were outstanding, of which 14,306,974 were shares of Common Stock entitled to one vote per share and 4,940,849 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2)

Ronald D. Croatti owns 843,528 shares of Class B Common Stock, representing 17.1% of such class, plus the options to purchase Common Stock listed in footnote 3. The information presented does not include any shares owned by Mr. Croatti’s children, as to which shares Mr. Croatti disclaims any beneficial interest. Mr. Croatti is a stockholder and director of each of the general partners of The Queue Limited Partnership and The Red Cat Limited Partnership, which respectively own 2,152,152 and 1,021,748 shares of Class B Common Stock. Mr. Croatti is a trustee and beneficiary of The Marie Croatti QTIP Trust, which owns 36,107 shares of Class B Common Stock. Mr. Croatti is the manager of MMC Trust LLC, which owns 950 shares of Common Stock. The information presented for Mr. Croatti does not include any shares owned by The Queue Limited Partnership, The Red Cat Limited Partnership, The Marie Croatti QTIP Trust or MMC Trust LLC.

(3)

Includes the right to acquire, pursuant to the exercise of stock options, within 60 days after November 17, 2006, the following number of shares of Common Stock: Ronald D. Croatti, 6,300 shares; Cynthia Croatti, 3,400 shares; Dennis G. Assad, 3,300 shares; Bruce P. Boynton, 275 shares; and all other Directors and executive officers as a group, 2,700 shares. The non-employee Directors have presently exercisable options to purchase the following number of shares of Common Stock: 2,500 shares each in the case of Messrs. A. Cohen, P. Cohen, A. DiFillippo and Evans; 2,000 shares in the case of Mr. Pugh; and 1,000 shares in the case of Mr. Collings.

(4)

Represents the options to purchase Common Stock listed in footnote 3. The information presented does not include any shares owned by Ms. Croatti’s children, as to which shares Ms. Croatti disclaims any beneficial interest. Ms. Croatti is a stockholder and director of each of the general partners of The Queue Limited Partnership and the Red Cat Limited Partnership, which respectively own 2,152,152 and 1,021,748 shares of Class B Common Stock. Ms. Croatti is a trustee and beneficiary of The Marie Croatti QTIP Trust which owns 36,107 shares of Class B Common Stock. The information presented for Ms. Croatti does not include any shares owned by The Queue Limited Partnership, The Red Cat Limited Partnership or The Marie Croatti QTIP Trust. In addition, the information presented for Ms. Croatti does not include any shares beneficially owned by certain other trusts for which Ms. Croatti is a trustee and certain entities for which Ms. Croatti serves as manager and which, in the aggregate, beneficially own 92,534 shares of Common Stock and 62,181 shares of Class B Common Stock.

(5)

Each of Messrs. Bartlett, A. Cohen, Evans and A. DiFillippo owns shares of Common Stock only. Messrs. A. Cohen, Evans and A. DiFillippo along with Messrs. Assad, Boynton, P. Cohen, Collings and Pugh have the options to purchase Common Stock listed in footnote 3.

(6)	Includes 7,250 shares beneficially owned by Mr. DiFillippo’s spouse, plus the options to purchase Common Stock listed in footnote 3.

To the best knowledge of the Company, the following are the only beneficial owners of more than 5% of the outstanding Common Stock or Class B Common Stock of the Company as of November 17, 2006. All information presented is based solely on information provided by each beneficial owner.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of All Outstanding Shares(1)	Percentage of Voting Power(1)
The Queue Limited Partnership(2)	2,152,152	11.2%	33.8%
The Red Cat Limited Partnership(3)	1,021,748	5.3	16.0
Tweedy, Browne Company, LLC(4)	1,507,287	7.8	2.4
Arnhold and S. Bleichroeder Advisers, LLC(5)	1,169,250	6.1	1.8
Bank of America Corporation(6)	1,020,403	5.3	1.6
Wellington Management Company, LLP(7)	954,700	5.0	1.5
Ronald D. Croatti(8)	849,828	4.4	13.2
Dimensional Fund Advisors, Inc.(9)	747,777	3.9	1.2
Cecilia Levenstein(10)	612,157	3.2	7.2

(1)

The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of November 17, 2006, a total of 19,247,823 shares of common stock were outstanding, of which 14,306,974 were shares of Common Stock entitled to one vote per share and 4,940,849 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2)

The Queue Limited Partnership (“QLP”) owns 2,152,152 shares of Class B Common Stock, representing 43.6% of such class. The general partner of QLP is Queue Management Associates, Inc. (“QMA”), which has sole voting and dispositive power over the shares owned by QLP. Ronald Croatti, Cynthia Croatti and Cecilia Levenstein are the sole stockholders and directors of QMA. All decisions by the directors of QMA must be made unanimously. The address of QLP is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

(3)

The Red Cat Limited Partnership (“RCLP”) owns 1,021,748 shares of Class B Common Stock, representing 20.7% of such class. The general partner of RCLP is Red Cat Management Associates, Inc. (RCMA”), which has sole voting and dispositive power over the shares owned by RCLP. Ronald Croatti and Cynthia Croatti are the sole stockholders and directors of RCMA. The address of RCLP is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

(4)

Tweedy, Browne Company, LLC beneficially owns shares of Common Stock only, representing 10.5% of such class. The address of Tweedy, Browne Company, LLC is 350 Park Avenue, 9th Floor, New York, NY 10022. The Company has relied solely upon information contained in the Form 13F filed with the Securities and Exchange Commission by Tweedy, Browne Company, LLC on October 18, 2006.

(5)

Arnhold and S. Bleichroeder Advisers, LLC beneficially owns shares of Common Stock only, representing 8.2% of such class. The address of Arnhold and S. Bleichroeder Advisers, LLC is 1345 Avenue of the Americas, New York, NY 10105. The Company has relied solely upon information contained in the Form 13F filed with the Securities and Exchange Commission by Arnhold and S. Bleichroeder Advisers, LLC on July 18, 2006.

(6)

Bank of America Corporation owns shares of Common Stock only, representing 7.1% of such class. The address of Bank of America Corporation is 100 North Tryon Street, Floor 25, Bank of America Corporate Center, Charlotte, NC 28255. The Company has relied solely upon the information contained in the Form 13F filed with the Securities and Exchange Commission by Bank of America Corporation on August 4, 2006.

(7)

Wellington Management Company, LLP beneficially owns shares of Common Stock only, representing 6.7% of such class. The address of Wellington Management Company, LLP is 75 State Street, Boston, MA 02109. The Company has relied solely upon the information contained in the Form 13F filed with the Securities and Exchange Commission by Wellington Management Company, LLP on November 14, 2006.

(8)

Ronald D. Croatti owns 843,528 shares of Class B Common Stock, representing 17.1% of such class, plus the options to purchase Common Stock listed in footnote 3 to the preceding table. The information presented does not include any shares owned by Mr. Croatti’s children, as to which shares Mr. Croatti disclaims any beneficial interest. Mr. Croatti is a stockholder and director of each of the general partners of The Queue Limited Partnership and The Red Cat Limited Partnership, which respectively own 2,152,152 and 1,021,748 shares of Class B Common Stock. Mr. Croatti is a trustee and beneficiary of the Marie Croatti QTIP Trust, which owns 36,107 shares of Class B Common Stock. Mr. Croatti is the manager of MMC Trust LLC, which owns 950 shares of Common Stock. The information presented for Mr. Croatti does not include any shares owned by The Queue Limited Partnerhship, The Red Cat Limited Partnership, The Marie Croatti QTIP Trust or MMC Trust LLC. The address of Ronald Croatti is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

(9)

Dimensional Fund Advisors, Inc. beneficially owns shares of Common Stock only, representing 5.2% of such class. The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, Santa Monica, CA 90401. The Company has relied solely upon the information contained in the Form 13F filed with the Securities and Exchange Commission by Dimensional Fund Advisors Inc. on August 1, 2006.

(10)

Cecilia Levenstein is the daughter of Marie Croatti. Ms. Levenstein owns 444,349 shares of Class B Common Stock, representing 9.0% of such class, and 167,808 shares of Common Stock. Ms. Levenstein is a stockholder and director of the general partner of The Queue Limited Partnership, which owns 2,152,152 shares of Class B Common Stock. The information presented for Ms. Levenstein does not include any shares owned by The Queue Limited Partnership. In addition, the information presented for Ms. Levenstein does not include any shares beneficially owned by certain other trusts for which Ms. Levenstein is a trustee and, which, in the aggregate, beneficially own 28,362 shares of Class B Common Stock. The address of Ms. Levenstein is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

Executive Compensation

The following table sets forth compensation paid to the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company (the “Named Executive Officers”) for each of the three fiscal years ended August 26, 2006, for services rendered in all capacities to the Company.

Summary Compensation Table
	Annual Compensation(1)			Long-Term Compensation Awards
				Securities Underlying	All Other Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Options (Shares)	(2)($)
Ronald D. Croatti	2006	$431,264	$ 60,377	2,100	$22,470
Chairman of the Board,	2005	406,616	101,465	2,100	21,646
President and Chief Executive Officer	2004	387,257	108,432	2,100	20,971
Cynthia Croatti	2006	288,545	40,396	1,600	22,460
Executive Vice President and	2005	274,192	68,548	1,400	21,406
Treasurer	2004	260,724	73,003	1,400	20,304
John B. Bartlett	2006	296,818	41,555	1,600	22,515
Senior Vice President	2005	280,981	70,245	1,400	21,850
and Chief Financial Officer	2004	265,922	74,458	1,400	20,494
Bruce P. Boynton	2006	231,177	32,365	1,400	22,412
Senior Vice President, Operations	2005	219,302	54,825	1,100	21,385
	2004	209,528	58,668	1,100	21,348
Dennis G. Assad	2006	223,355	31,270	1,400	20,107
Senior Vice President, Sales	2005	212,484	53,121	1,100	22,225
and Marketing	2004	202,110	56,591	1,100	21,493

(1)

Perquisites and other personal benefits paid to each Named Executive Officer in each instance aggregated less than 10% of the total annual salary and bonus set forth in the columns entitled “Salary” and “Bonus” for each Named Executive Officer.

(2)	Amounts shown in the table below show the breakout of All Other Compensation for each of the three fiscal years ended August 26, 2006:

Name	Year	Car Allowance($)	401(k) Contribution($)	Profit Sharing Plan($)	Total All Other Compensation($)
Ronald D. Croatti	2006	$6,800	$8,800	$6,870	$22,470
	2005	6,540	8,400	6,706	21,646
	2004	6,250	8,200	6,521	20,971
Cynthia Croatti	2006	6,800	8,790	6,870	22,460
	2005	6,540	8,160	6,706	21,406
	2004	6,250	7,533	6,521	20,304
John B. Bartlett	2006	6,800	8,845	6,870	22,515
	2005	6,540	8,165	6,706	21,850
	2004	6,250	7,723	6,521	20,494
Bruce P. Boynton	2006	6,800	8,742	6,870	22,412
	2005	6,540	8,139	6,706	21,385
	2004	6,250	8,577	6,521	21,348
Dennis G. Assad	2006	6,800	6,437	6,870	20,107
	2005	6,540	8,979	6,706	22,225
	2004	6,250	8,722	6,521	21,493

Option Grants with Respect to Fiscal Year 2006

The following table sets forth the options granted with respect to the fiscal year ended August 26, 2006 to the Company’s Named Executive Officers.

	Individual Grants
	Number of Securities Underlying Options	Percent of Total Options Granted to Employees for Fiscal	Exercise of Base Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Name	Granted(#)	Year 2006	($/Sh)	Date	5%	10%
Ronald D. Croatti	2,100	2.9%	$34.83	10/27/15	$45,999	$116,571
Cynthia Croatti	1,600	2.2	34.83	10/27/15	35,047	88,816
John B. Bartlett	1,600	2.2	34.83	10/27/15	35,047	88,816
Bruce P. Boynton	1,400	2.0	34.83	10/27/15	30,666	77,714
Dennis G. Assad	1,400	2.0	34.83	10/27/15	30,666	77,714

(1)

These columns show the hypothetical gains or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares or reflect non-transferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.

Option Exercises and Year-End Holdings

The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers at August 26, 2006. John B. Bartlett exercised 100% of his exercisable options (4,200) to purchase Common Stock during fiscal 2006. No other Named Executive Officer of the Company exercised any options to purchase Common Stock during fiscal 2006.

	Number of Securities Underlying Unexercised Options at August 26, 2006(#)		Value of Unexercised in-the-Money Options at August 26, 2006($)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Ronald D. Croatti	6,300	8,400	$102,464	$40,467
Cynthia Croatti	3,400	5,800	53,977	26,978
John B. Bartlett	—	5,800	—	26,978
Bruce P. Boynton	275	4,700	3,564	21,197
Dennis G. Assad	3,300	4,700	53,672	21,197

Supplemental Executive Retirement Plan

The Company maintains the UniFirst Unfunded Supplemental Executive Retirement Plan (the “SERP”) available to certain eligible employees of the Company and its affiliates. Retirement benefits available under the SERP are based on a participant’s average annual base earnings for the last three years of employment prior to his retirement date (“Final Average Earnings”). Upon the retirement of a participant on his social security retirement date, the participant will be paid an aggregate amount equal to 1.33% percent of his Final Average Earnings multiplied by his years of service, limited to 30 years, less his primary Social Security benefit. Upon the death of a participant, the participant’s designated beneficiary will be paid retirement benefits up to 12 years from the date of retirement. The SERP provides that, upon any change of control, participants in the SERP will receive a lump sum payment equal to the actuarial equivalent of their plan benefit as of the date of the change in control.

Average Compensation(1)	Annual Retirement Benefit(2)
$200,000	$80,000
250,000	100,000
300,000	120,000
350,000	140,000
400,000	160,000
450,000	180,000

(1)	Average Compensation for purposes of this table is based on the participant’s average base salary for the last three years of full-time employment preceding retirement.

(2)

The Annual Retirement Benefit assumes the participant has provided 30 years of service, and does not consider the deduction for Social Security benefits. As of November 17, 2006, Messrs. Croatti, Bartlett, Boynton, and Assad and Ms. Croatti had served a total of 41, 29, 30, 31, and 26 years, respectively.

REPORT OF COMPENSATION COMMITTEE

During the 2006 fiscal year, the Compensation Committee consisted of Messrs. A. Cohen (Chairman), P. Cohen and Evans, three Directors who are not employees of the Company. The Compensation Committee reviews and approves the Company’s executive compensation program.

Compensation Philosophy

The Company seeks to attract and retain executive officers who, in the judgment of the Company’s Board of Directors, possess the skill, experience and motivation to contribute significantly to the long-term success of the Company and to long-term stock price appreciation. With this philosophy in mind, the Compensation Committee follows an executive officer compensation program designed to foster the mutuality of interest between the Company’s executive officers and the Company’s shareholders and to provide senior management additional incentive to enhance the sales growth and profitability of the Company, and thus shareholder value.

The Compensation Committee reviews its compensation policy annually. Compensation of executive officers currently consists of a base salary and, based on the achievement of predetermined corporate performance objectives, a cash bonus. In addition, for fiscal 2006 the Company issued options to purchase a total of approximately 71,400 shares to over 100 officers, non-employee Directors, vice presidents, department directors, general managers and other management personnel. Although the Company’s fiscal year ends in August, compensation decisions generally are made on a calendar year basis.

Base Salary

Each year, the Compensation Committee consults with the Chief Executive Officer with respect to setting the base salaries of its executive officers, other than the Chief Executive Officer, for the ensuing year. Annual salary adjustments are determined by evaluating the financial performance of the Company during the prior year, each executive officer’s contribution to the profitability, sales growth, return on equity and market share of the Company during the prior year and the compensation programs and levels generally paid to executives at other companies.

Incentive Compensation Plan

Annual cash bonuses for executive officers of the Company are determined in accordance with the Company’s incentive compensation plan, the philosophy and substantive requirements of which are reviewed by the Compensation Committee each year. Cash bonuses are determined with reference to, among other things, the Company’s financial performance.

Each year, the Compensation Committee confers with the Chief Executive Officer and establishes performance goals. The cash bonuses awarded depend on the extent to which the performance of the Company meets or exceeds the budgeted amounts. In addition, the Compensation Committee establishes minimum achievement thresholds and maximum bonus levels for each of these performance criteria which apply uniformly to the Company’s executive officers. Bonuses are determined and paid annually after the end of each fiscal year.

Compensation of Chief Executive Officer

The Compensation Committee established the compensation of Ronald D. Croatti, the Chief Executive Officer, for 2006 using the same criteria applicable to determining compensation levels and bonuses for other executive officers as noted in this report. Such criteria included the financial performance of the Company during the 2005 fiscal year, the compensation levels generally paid to executives of other companies, and Mr. Croatti’s contribution to the growth, profitability and overall success of the Company during the 2005 fiscal year and his leadership of the Company. The Compensation Committee determined that Mr. Croatti provided the Company with strong leadership and strategic vision and, therefore, increased his salary generally commensurate with increases granted to other executive officers of the Company. Mr. Croatti’s 2006 calendar year base salary was established at $442,000, a 7% increase from the prior year.

Submitted by the Compensation Committee for fiscal 2006 Albert Cohen (Chairman) Phillip L. Cohen Donald J. Evans

Compensation Committee Interlocks and Insider Participation

During the 2006 fiscal year, the Compensation Committee consisted of Messrs. A. Cohen, P. Cohen and Evans. None of these individuals has served as an officer or employee of the Company or any of its subsidiaries. The Company is not aware of any compensation committee interlocks.

REPORT OF AUDIT COMMITTEE

The Audit Committee is composed entirely of independent directors meeting the requirements of applicable Securities and Exchange Commission and New York Stock Exchange rules. The key responsibilities of our committee are set forth in our Charter.

We serve in an oversight capacity and are not intended to be part of UniFirst’s operational or managerial decision-making process. UniFirst’s management is responsible for preparing the consolidated financial statements and its independent registered public accounting firm is responsible for auditing those statements. Our principal purpose is to monitor these processes.

The Audit Committee has, among other things:

•	Reviewed and discussed with management and the independent registered public accounting firm the audited financial statements for the year ended August 26, 2006.

•

Reviewed and discussed with management and the independent registered public accounting firm the quarterly and annual earnings press releases prior to release and the quarterly and annual reports on Forms 10-Q and 10-K prior to filing.

•	Discussed with management and the independent registered public accounting firm the results of the testing of internal controls over financial reporting.

•

Discussed with the independent registered public accounting firm the overall scope and plans for the annual audit, the results of their examination and the overall quality of UniFirst’s financial reporting.

•	Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended by SAS No. 90.

•

Reviewed all audit and non-audit service performed by the independent registered public accounting firm and considered whether the provision of non-audit audit services is compatible with maintaining the auditors’ independence.

•

Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, and discussed with the independent registered public accounting firm the auditors’ independence.

Based on the review and discussions above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee for fiscal 2006 Phillip L. Cohen (Chairman) Donald J. Evans Lawrence R. Pugh

Independent Registered Public Accounting Firm

Audit Fees. During fiscal 2006, the aggregate fees and expenses for professional services rendered by Ernst & Young LLP (“Ernst & Young”) for the audit of the Company’s annual financial statements, audit of management’s assessment and the operating effectiveness of the Company’s internal controls over financial reporting, and review of the Company’s quarterly financial statements totaled $1,205,326. Of this amount, $81,600 was paid for service provided in connection with a follow-on offering completed in July 2006. This amount was fully reimbursed by the selling shareholders. During fiscal 2005, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for the audit of the Company’s annual financial statements, audit of management’s assessment and the operating effectiveness of the Company’s internal controls over financial reporting, and review of the Company’s quarterly financial statements totaled $1,292,300.

Audit-Related Fees. During fiscal 2006 and 2005, there were no fees and expenses billed for assurance and related services rendered by Ernst & Young that were reasonably related to the performance of the audit or review of the Company’s annual financial statements and review of the Company’s quarterly financial statements.

Tax Fees. During fiscal 2006, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning totaled $50,000. During fiscal 2005, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning totaled $165,757.

All Other Fees. During fiscal 2006, the aggregate fees and expenses billed for professional services rendered by Ernst & Young to the Company not covered in the three preceding paragraphs totaled $10,318, which were primarily for advisory services. During fiscal 2005, the aggregate fees and expenses billed for professional services rendered by Ernst & Young to the Company not covered in the three preceding paragraphs totaled $19,419, which were primarily for advisory services.

Under its Charter, the Audit Committee must pre-approve all audit and permitted non-audit services to be provided by our principal independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the audit committee approves the retention of the independent registered public accounting firm to audit our financial statements, including the associated fee. All of the services described in the four preceding paragraphs were approved by the Audit Committee. The Audit Committee has considered whether the provisions of such services, including non-audit services, by Ernst & Young is compatible with maintaining Ernst & Young’s independence and has concluded that it is.

Stock Performance Graph

Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Common Stock, based on the market price of the Common Stock, with the cumulative total shareholder return of a peer group and of companies within the Standard & Poor’s 500 Stock Index, in each case assuming reinvestment of dividends. The peer group is composed of Cintas Corporation, G & K Services, Inc. and Angelica Corporation. The calculation of cumulative total shareholder return assumes a $100 investment in the Common Stock, the peer group and the S&P 500 Stock Index on August 31, 2001.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

AMONG UNIFIRST CORPORATION,

THE S&P 500 INDEX AND A PEER GROUP

Copyright © 2006, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.

www.researchdatagroup.com/S&P.htm

	Aug. 01	Aug. 02	Aug. 03	Aug. 04	Aug. 05	Aug. 06
UniFirst Corporation	$100.00	$140.54	$156.94	$176.16	$242.01	$192.04
S&P 500	$100.00	$82.01	$91.90	$102.43	$115.29	$125.53
Peer Group	$100.00	$96.92	$89.85	$93.79	$96.29	$85.63

Certain Relationships and Related Transactions

The Company retained during the 2006 fiscal year, and proposes to retain during the 2007 fiscal year, the law firm of Goodwin Procter LLP. Donald J. Evans, a Director of the Company, was formerly a partner of the law firm of Goodwin Procter LLP. Raymond C. Zemlin, the Secretary of the Company, is a partner in the law firm of Goodwin Procter LLP.

Director Compensation

During the 2006 calendar year, each Director who was not an employee of the Company received: an annual fee of $24,000; an annual fee for chairing a Committee of $4,000; a $2,500 fee for each Board meeting attended; a $500 fee for each Committee meeting attended if held on the same day as a Board meeting; a $2,000 fee for one or more Committee meetings attended on a single day if not held on the same day as a Board meeting; a $1,000 fee for participating in a telephonic Board meeting; a $500 fee for participating in a telephonic Committee meeting; and an option to purchase 1,000 shares of Common Stock, to be issued on the third business day following the Company’s 2006 Annual Meeting.

The Board of Directors, based on a recommendation from the Compensation Committee, has established the compensation for calendar 2007 for each non-employee Director as follows: an annual fee of $28,000; an annual fee for chairing the Audit Committee of $7,500; an annual fee for chairing a Committee other than the Audit Committee of $5,000; a $2,500 fee for each Board meeting attended; a $500 fee for each Committee meeting attended if held on the same day as a Board meeting; a $2,000 fee for one or more Committee meetings attended on a single day if not held on the same day as a Board meeting; a $1,250 fee for participating in a telephonic Board meeting; a $1,000 fee for participating in a telephonic Committee meeting; and an option to purchase 1,500 shares of Common Stock, to be issued on the third business day following the Company’s 2007 Annual Meeting.

Each Director who was also an employee of the Company received no Director’s fees during fiscal year 2006 and will receive no Director’s fees during calendar year 2007.

2. AMENDMENT TO 1996 STOCK INCENTIVE PLAN

General

Under the Company's 1996 Stock Incentive Plan (the “Plan”) the Company is authorized to issue up to 450,000 shares of Common Stock. The Company has historically granted options once each year to approximately 110 managers, directors and executives. Following the option grant made on October 31, 2006, fewer than 13,000 shares of Common Stock remained available for future option grants. Accordingly, the Board of Directors amended the Plan, on October 31, 2006, subject to stockholder approval, by increasing the shares authorized to be issued thereunder from 450,000 to 800,000, an increase of 350,000 shares. A copy of the Plan, as amended to date, may be obtained upon written request to the Company's Secretary at the address listed on page 2.

Recommendation

The Board of Directors believes that stock option and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the officers and other employees of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends on for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of participants in the Plan with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company. On October 31, 2006, the Board of Directors determined that shares of Common Stock then remaining available for issuance pursuant to new awards under the Plan were insufficient to provide for the continued proper compensation and incentivization of the Company's officers and employees. The Board of Directors believes that this Amendment to increase the number of shares of Common Stock authorized for issuance under the Plan is necessary to ensure that a sufficient reserve of Common Stock is available under the Plan.

Summary of the Plan

The following description of certain features of the Plan, including the proposed Amendment, is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan and the Amendment.

Shares Subject to the Plan. An aggregate of 800,000 shares of Common Stock have been reserved for issuance under the Plan.

Plan Administration; Eligibility. The Board of Directors or a committee thereof appointed by the Board (such committee, or the Board acting in such capacity, the “Committee”) has full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Plan. Persons eligible to participate in the Plan will be such officers and other employees of the Company and its subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its subsidiaries, as selected from time to time by the Committee. Non-Employee Directors are included in the group of persons eligible to participate in the Plan. The number of individuals potentially eligible to participate in the amended Plan is approximately 9,800 persons.

Stock Options. The Plan permits the granting of both (i) options to purchase Common Stock intended to qualify as incentive stock options (“Incentive Stock Options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) options that do not so qualify (“Non-Qualified Options”). The option exercise price of each option will be determined by the Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant in the case of Incentive Stock Options. The term of each option will be fixed by the Committee and may not exceed ten years from date of grant in the case of an Incentive Stock Option. The Committee will determine at what time or times each option may be exercised and, subject to the provisions of the Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. Upon exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Committee or, if the Committee so permits, by delivery of shares of Common Stock that are not then subject to restrictions under any Company Plan and that have been beneficially owned by the optionee for at least six months. Such shares will be valued at their fair market value on the exercise date. The exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

To qualify as Incentive Stock Options, options must meet additional Federal tax requirements, including a $100,000 limit on the value of shares subject to Incentive Stock Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large shareholders.

Stock Options Granted to Non-Employee Directors. The Plan provides that each Non-Employee Director who is serving as a Director of the Company on the third business day after each annual meeting of shareholders, beginning with the 2004 annual meeting, shall be granted a Non-Qualified Option to acquire a number of shares of stock as determined annually by the Committee. The exercise price of each such Non-Qualified Option will be the fair market value of Common Stock on the date of grant. Unless otherwise determined by the Committee the option will be exercisable in full on the date of grant, and the option will terminate on the later to occur of the eighth anniversary of the date of grant or two years following the date on which the optionee ceased to be a Director of the Company. The Plan also provides that the Committee may make discretionary grants of Non-Qualified Options to Non-Employee Directors, subject to the terms of the Plan.

Stock Appreciation Rights. The Committee may also grant stock appreciation rights (“SARs”) entitling the recipient, upon exercise, to receive an amount in cash or shares of Common Stock, or a combination thereof, having a value equal to the excess of the fair market value on the date of exercise of one share of Common Stock over the exercise price per share set by the Committee at the time of grant (or over the option exercise price per share if the SAR was granted in tandem with a Stock Option) times the number of shares of Common Stock with respect to which the SAR is exercised. This amount may be paid in cash, Common Stock, or a combination thereof, as determined by the Committee. SARs may be granted independently or in tandem with the grant of a stock option. If the SAR is granted in tandem with a stock option, exercise of the SAR cancels the related option to the extent of such exercise.

Restricted Stock. The Committee may also award shares of Common Stock subject to such conditions and restrictions as the Committee may determine (“Restricted Stock”). These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period. The purchase price, if any, of shares of Restricted Stock will be determined by the Committee. Recipients of Restricted Stock must enter into a Restricted Stock Award Agreement with the Company, in such form as the Committee determines. The Committee at the time of grant shall specify the restrictions to which the shares are subject and the date or dates on which the restrictions will lapse and the shares become vested.

The Committee may at any time waive such restrictions or accelerate such dates. If a participant who holds shares of Restricted Stock terminates employment for any reason (including death) prior to the vesting of such Restricted Stock, the Company shall have the right to repurchase the shares or to require their forfeiture if acquired at no cost, from the participant or participant's legal representative. Prior to the vesting of Restricted Stock, the participant will have all rights of a shareholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions set forth in the Plan or in the Restricted Stock award agreement.

Unrestricted Stock. The Committee may also grant shares (at no cost or for a purchase price determined by the Committee) which are free from any restrictions under the Plan (“Unrestricted Stock”).

Performance Share Awards. The Committee may also grant awards entitling the recipient to receive shares of Common Stock upon the achievement of specified performance goals and such other conditions as the Committee shall determine (“Performance Share Awards”). Except as otherwise determined by the Committee, rights under a Performance Share Award will terminate upon a participant's termination of employment. Performance Shares may be awarded independently or in connection with stock options or other awards under the Plan.

Adjustments for Stock Dividends, Mergers, Etc. The Committee will make appropriate adjustments in outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation, sale of the Company or similar event, the Committee, in its discretion, may provide for substitution or adjustments or may (subject to the provisions described below under “Change of Control Provisions”) accelerate or, upon payment or other consideration for the vested portion of any awards as the Committee deems equitable in the circumstances, terminate such awards.

Tax Withholding. Plan participants are responsible for the payment of any Federal, state or local taxes which the Company is required by law to withhold from the value of any award. The Company may deduct any such taxes from any payment otherwise due to the participant. Participants may elect to have such tax obligations satisfied either by authorizing the Company to withhold shares of stock to be issued pursuant to an award under the Plan or by transferring to the Company shares of Common Stock having a value equal to the amount of such taxes.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel outstanding awards (or provide substitute awards at the same or a reduced exercise price, or with no exercise or purchase price) for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may be taken which adversely affects any rights under outstanding awards without the holder's consent. Further, Plan amendments shall be subject to approval by the Company's shareholders if and to the extent required by (i) the New York Stock Exchange rules, or (ii) the Code to ensure that Incentive Stock Options are qualified under Section 422 of the Code.

Change of Control Provisions. The Plan provides that in the event of a “Change of Control” (as defined in the Plan) of the Company, all stock options, SARs and Performance Share Awards shall automatically become fully exercisable. Restrictions and conditions on awards of Restricted Stock shall automatically be deemed waived. In addition, at any time prior to or after a Change of Control, the Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine appropriate.

Tax Aspects Under the U.S. Internal Revenue Code

The following is a summary of the principal Federal income tax consequences of option grants under the Plan. It does not describe all Federal tax consequences under the Plan, nor does it describe state or local tax consequences.

Incentive Options. Under the Code, an employee will not realize taxable income by reason of the grant or the exercise of an Incentive Option. If an employee exercises an Incentive Option and does not dispose of the shares until the later of (a) two years from the date the option was granted or (b) one year from the date the shares were transferred to the employee, the entire gain, if any, realized upon disposition of such shares will be taxable to the employee as long-term capital gain, and the Company will not be entitled to any deduction. If an employee disposes of the shares within such one-year or two-year period in a manner so as to violate the holding period requirements (a “disqualifying disposition”), the employee generally will realize ordinary income in the year of disposition, and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (x) the amount, if any, realized on the disposition and (y) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition of the shares acquired upon exercise of the option will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss depending upon the holding period for such shares. The employee will be considered to have disposed of his shares if he sells, exchanges, makes a gift of or transfers legal title to the shares (except by pledge or by transfer on death). If the disposition of shares is by gift and violates the holding period requirements, the amount of the employee's ordinary income (and the Company's deduction) is equal to the fair market value of the shares on the date of exercise less the option price. If the disposition is by sale or exchange, the employee's tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying distribution. The exercise of an Incentive Option may subject the employee to the alternative minimum tax. Under current law, an employee will not have any additional FICA (Social Security taxes) upon exercise of an Incentive Option. Special rules apply if an employee surrenders shares of Common Stock in payment of the exercise price of his Incentive Option.

An Incentive Option that is exercised in accordance with its terms by an employee more than three months after an employee's employment terminates will be treated as a Non-Qualified Option for Federal income tax purposes. In the case of an employee who is disabled, the three-month period is extended to one year and in the case of an employee who dies, the three-month employment rule does not apply.

Non-Qualified Options. There are no Federal income tax consequences to either the optionee, or the Company on the grant of a Non-Qualified Option. On the exercise of a Non-Qualified Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the Common Stock received on the exercise date over the option price of the shares. The optionee's tax basis for the shares acquired upon exercise of a Non-Qualified Option is increased by the amount of such taxable income. The Company will be entitled to a Federal income tax deduction in an amount equal to such excess. Upon exercise, the optionee will also be subject to FICA (Social Security taxes) on the excess of the fair market value over the exercise price of the option. Upon the sale of the shares acquired by exercise of a Non-Qualified Option, the optionee will realize long-term or short-term capital gain or loss depending upon his or her holding period for such shares. Special rules apply if an optionee surrenders shares of Common Stock in payment of the exercise price of a Non-Qualified Option.

Parachute Payments. The exercise of any portion of any option that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated options to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Company's Deductions. As a result of Section 162(m) of the Code, the Company's deduction for awards under the Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation (other than performance-based compensation) in excess of $1 million a year.

The Board of Directors recommends that you vote “FOR” the Amendment to the Plan, which serves to authorize the issuance of an additional 350,000 shares of Common Stock for issuance under the Plan.

3. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending August 25, 2007. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since 2002. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of the Company’s independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. In making its determinations regarding whether to appoint or retain a particular independent registered public accounting firm, the Audit Committee takes into account the views of management and will take into account the vote of the Company's stockholders with respect to the ratification of the appointment of the Company's independent registered public accounting firm.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending August 25, 2007.

4. OTHER MATTERS

Management is not aware of any other matters which may come before the Annual Meeting; however, if any matters other than those set forth in the attached Notice of Annual Meeting should be properly presented at the Annual Meeting, the persons named in the enclosed proxy intend to take such action as will be, in their discretion, consistent with the best interest of the Company.

Shareholder Proposals

Any shareholder desiring to present a proposal for inclusion in the Company’s Proxy Statement in connection with the Company’s 2008 Annual Meeting of shareholders must submit the proposal so as to be received by the Secretary of the Company at the principal executive offices of the Company, 68 Jonspin Road, Wilmington, Massachusetts 01887, not later than August 6, 2007. In addition, in order to be included in the proxy statement, such a proposal must comply with the requirements as to form and substance established by applicable laws and regulations.

Shareholders wishing to present business for action, other than proposals to be included in the Company’s Proxy Statement, or to nominate candidates for election as Directors at a meeting of the Company’s shareholders, must do so in accordance with the Company’s By-laws. The By-laws provide, among other requirements, that in order to be presented at the 2008 Annual Meeting of shareholders, such shareholder proposals or nominations may be made only by a shareholder of record who shall have given notice of the proposal or nomination and the related required information to the Company no earlier than September 11, 2007 and no later than October 26, 2007.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU DESIRE TO VOTE YOUR STOCK IN PERSON AT THE MEETING, YOUR PROXY MAY BE REVOKED.

December 4, 2006

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MR A SAMPLE
DESIGNATION (IF ANY)
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☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card — Common Stock

☒ Please mark votes as in example

A Proposals

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH IN PROPOSAL 1.

1. ELECTION OF THREE CLASS III DIRECTORS.

01 - Phillip L. Cohen

02 - Cynthia Croatti

03 - Michael Iandoli

For All Nominees	Withhold From All Nominees
☐	☐

☐ ______________________________
For all nominees except as noted above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

	For	Against	Abstain
2. APPROVAL OF AMENDMENT TO THE UNIFIRST 1996 STOCK INCENTIVE PLAN.	☐	☐	☐
3. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.

Date (mm/dd/yyyy)	Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box
__ __ / __ __ / __ __ __ __		

0 1 1 3 5 7 1 1 U P X C O Y

001CD40001 00NBSC

Proxy - UniFrist Corporation | Common

The undersigned holder of shares of Common Stock of UniFirst Corporation hereby appoints RONALD D. CROATTI, JOHN B. BARTLETT and RAYMOND C. ZEMLIN, and each of them, proxies with power of substitution to vote on behalf of the undersigned at the Annual Meeting of Shareholders of UniFirst Corporation to be held at the Conference Center of Goodwin Procter LLP, located on the Second floor at Exchange Place, Boston, Massachusetts 02109-2881, on Tuesday, January 9, 2007 at 10:00 o'clock in the forenoon, and at any adjournment thereof, hereby granting full power and authority to act on behalf of the undersigned at this meeting and at any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and a copy of the Annual Report for the fiscal year ended August 26, 2006.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFRIST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR THE APPROVAL OF THE AMENDMENT TO THE PLAN LISTED IN PROPOSAL 2, AND FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM LISTED IN PROPOSAL 3, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE

(PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.)

SEE REVERSE SIDE

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000004

MR A SAMPLE
DESIGNATION (IF ANY)
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ADD 3
ADD 4
ADD 5
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Least Address Line

C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card — Class B Common Stock

[X] Please mark votes as in example

A Proposals

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH IN PROPOSAL 1.

1. ELECTION OF TWO CLASS III DIRECTORS.

01 - Cynthia Croatti

02 - Michael Iandoli

For All Nominees	Withhold From All Nominees
☐	☐

☐ ______________________________
For all nominees except as noted above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

	For	Against	Abstain
2. APPROVAL OF AMENDMENT TO THE UNIFIRST 1996 STOCK INCENTIVE PLAN.	☐	☐	☐
3. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.

Date (mm/dd/yyyy)	Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box
__ __ / __ __ / __ __ __ __		

0 1 1 3 5 7 2 1 U P X C O Y

001CD40001 00NBTC

Proxy - UniFrist Corporation

Class B Common

The undersigned holder of shares of Class B Common Stock of UniFirst Corporation hereby appoints RONALD D. CROATTI, JOHN B. BARTLETT and RAYMOND C. ZEMLIN, and each of them, proxies with power of substitution to vote on behalf of the undersigned at the Annual Meeting of Shareholders of UniFirst Corporation to be held at the Conference Center of Goodwin Procter LLP, located on the Second floor at Exchange Place, Boston, Massachusetts 02109-2881, on Tuesday, January 9, 2007 at 10:00 o'clock in the forenoon, and at any adjournment thereof, hereby granting full power and authority to act on behalf of the undersigned at this meeting and at any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and a copy of the Annual Report for the fiscal year ended August 26, 2006.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFRIST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR THE APPROVAL OF THE AMENDMENT TO THE PLAN LISTED IN PROPOSAL 2, AND FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM LISTED IN PROPOSAL 3, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE

(PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.)

SEE REVERSE SIDE